                                    EXHIBIT 99

                              Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.

Date of Earliest Transaction

Required to be Reported:       February 17, 2010

Issuer & Symbol:               CB Richard Ellis Group, Inc. (CBG)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

                                    Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

February 19, 2010

RICHARD C. BLUM & ASSOCIATES, INC.    BLUM CAPITAL PARTNERS, L.P.

                                      By: Richard C. Blum & Associates, Inc.

                                          its General Partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       ----------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Partner, Chief Operating Officer,     Partner, Chief Operating Officer,

    General Counsel and Secretary         General Counsel and Secretary

BLUM STRATEGIC GP, L.L.C.             BLUM STRATEGIC GP II, L.L.C.

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       ----------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Managing Member                       Managing Member

BLUM STRATEGIC GP III, L.L.C.         BLUM STRATEGIC GP III, L.P.

                                      By:  Blum Strategic GP III, L.L.C.

                                           its General Partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       ----------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Managing Member                       Managing Member

BLUM STRATEGIC GP IV, L.L.C.          BLUM STRATEGIC GP IV, L.P.

                                      By:  Blum Strategic GP IV, L.L.C.

                                           its General Partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       ----------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Managing Member                       Managing Member

SADDLEPOINT PARTNERS GP, L.L.C.

By:  Blum Capital Partners, L.P.

     its Managing Member

By:  Richard C. Blum & Associates, Inc.

     its General Partner

By: /s/ Gregory D. Hitchan

    -------------------------------

    Gregory D. Hitchan

    Partner, Chief Operating Officer,

    General Counsel and Secretary